   As filed with the Securities and Exchange Commission on November 19, 1998
                                                     Registration No. 333-39805
===============================================================================


                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ---------------------------------

                       POST-EFFECTIVE AMENDMENT NO. 1 TO

                                   FORM SB-2

                             REGISTRATION STATEMENT

                        UNDER THE SECURITIES ACT OF 1933

                       ---------------------------------

                         GALACTICOMM TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

           FLORIDA                              7373                           65-0624233
(State or other jurisdiction          (Primary Standard Industrial           (I.R.S. Employer
      or organization)                  Classification Code No.)            Identification No.)


                             4101 S.W. 47th AVENUE
                                   SUITE 101
                         FT. LAUDERDALE, FLORIDA 33314
                                 (954) 583-5990
                    (Address of principal executive offices)

                      PETER BERG, CHIEF EXECUTIVE OFFICER
                         GALACTICOMM TECHNOLOGIES, INC.
                             4101 S.W. 47th AVENUE
                                   SUITE 101
                         FT. LAUDERDALE, FLORIDA 33314
                                 (954) 583-5990
                    (Name and address of agent for service)

                                   Copies to:

                            LESLIE J. CROLAND, ESQ.
                      LUCIO, MANDLER, CROLAND, BRONSTEIN,
                       GARBETT, STIPHANY & MARTINEZ, P.A.
                        701 BRICKELL AVENUE, SUITE 2000
                              MIAMI, FLORIDA 33131
                                 (305) 579-0012
                              (305) 375-8075 (fax)

     The Registrant hereby deregisters all securities which are registered with the Registrant's Registration Statement on Form SB-2 (SEC File No. 333-39805), which was declared effective on September 23, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused Post-Effective Amendment No. 1 to its Registration Statement on Form SB-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Lauderdale, State of Florida, on the 17th day of November 1998.

                                        GALACTICOMM TECHNOLOGIES, INC.

                                        By: /s/ Peter Berg
                                            -----------------------------------
                                            Peter Berg, Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, Post-Effective Amendment No. 1 to the Registration Statement on Form SB-2 (SEC File No. 333-39805) has been signed below by the following persons in the capacities and on the dates indicated.


         SIGNATURE                               TITLE                                DATE
         ---------                               -----                                ----


/s/ Peter Berg                            Chief Executive Officer                 November 17, 1998
--------------------------------          (Principal Executive, Financial
Peter Berg                                and Accounting Officer)



/s/ Yannick Tessier                       President and Director                  November 17, 1998
--------------------------------
Yannick Tessier


*                                         Director                                November 17, 1998
--------------------------------
Timothy Mahoney


                                          Chairman of the Board of Directors      November 17, 1998
--------------------------------
David Manovich


/s/ Peter Berg
--------------------------------
*Peter Berg, Attorney-in-Fact